First Choice Bancorp

Investor Presentation

May 2019

Forward Looking Statements

In addition to historical information, certain matters set forth herein constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including forward-looking statements relating to management's beliefs, projections and assumptions concerning future results and events. Forward-looking statements, include descriptions of management's plans or objectives for future operations, products or services, and forecasts of the Company's revenues, earnings or other measures of economic performance. These forward-looking statements involve risks and uncertainties and are based on the beliefs and assumptions of management and on the information available to management at the time that this presentation was prepared and can be identified by the fact that they do not relate strictly to historical or current facts. They often include the words or phrases such as "aim," "can," "may," "could," "predict," "should," "will," "would," "believe," "anticipate," "estimate," "expect," "hope," "intend," "plan," "potential," 'project," "will likely result," "continue," "seek," "shall," "possible," "projection," "optimistic," and "outlook," and variations of these words and similar expressions or the negative version of those words or phrases.

Forward looking statements involve substantial risks and uncertainties, many of which are difficult to predict and are generally beyond our control. There are many factors that could cause actual results to differ materially from those contemplated by these forward-looking statements. The Company does not undertake, and specifically disclaims any obligation, to update any forward-looking statements to reflect occurrences or unanticipated events or circumstances after the date of such statements except as required by law. Any statements about future operating results, such as those concerning accretion and dilution to the Company's earnings or shareholders, are for illustrative purposes only, are not forecasts, and actual results may differ. Risks and uncertainties that could cause our financial performance to differ materially from our goals, plans, expectations and projections expressed in forward-looking statements include those set forth in our filings with the SEC, including under Item 1A of our Annual Report on Form 10-K for the fiscal year ended December 31, 2018.

Corporate Overview

First Choice Bancorp

- First Choice Bank was founded in 2005
- First Choice Bank became a wholly-owned subsidiary of First Choice Bancorp as of the close of business on December 21, 2017.
- Full service commercial bank serving markets throughout Southern California
- 9 branches and 2 loan production offices (as of May 17, 2019)
- 17th largest publicly traded bank headquartered in Southern California
- Evolved from focusing on Asian-American market to become a mainstream bank
- Strong commitment to relationship banking

Market Footprint



Angeles
National Forest
Hesperia
San Bernardino
Riverside
Long Beach
Irvine
Temecula
Catalina Island
Essential
Fish Habitat...
Carlsbad
San Diego
Chula Vista
Tijuana

Estimated Financial Highlights

Total assets: Approx. $1.6 billion[1]

Total loans held for investment: Approx. $1.3 billion[1]

Total deposits: Approx. $1.2 billion[1]

Adjusted ROAA: 1.62% (FY 2018); 1.84% (1Q19)[2]

Adjusted ROAE: 11.51% (FY 2018); 11.30% (1Q19)[2]

Dividend yield: 3.43% (as of 5/2/19)

1. *As of March 31, 2019*
2. *Excludes merger, integration and public company registration expenses; see non-GAAP reconciliation in the appendix*

Investment Highlights

- Growing presence in attractive Southern California markets
- Demonstrated ability to generate strong organic balance sheet growth
- Above peer group net interest margin benefiting from increases in prevailing interest rates
- Proven track record of outstanding asset quality
- Highly accretive acquisition expected to drive strong earnings growth in 2019
- Recent developments enhancing marketability of stock
  - Increased market cap resulting from merger
  - NASDAQ listing in May 2018
  - Addition to Russell Indexes in June 2018
  - Initial sell-side analyst coverage (Hovde) in August 2018

1Q19 Financial Summary

- **Net income of $7.0 million, or $0.59 per diluted share**
- **ROAA of 1.84% and ROAE of 11.30% (annualized)**
- **Total loans increased $22.6 million, or 7.2% annualized**
- **Noninterest-bearing deposits increased to 44.1% of total deposits**
- **NIM increased 16 bps to 5.50%**
- **Efficiency ratio of 50.2%**
- **Annualized net recoveries of 0.01% of average loans**

Experienced Management Team

Executive	Position	Background	Years in Banking	FCB Tenure
Robert Franko	President & CEO	• CEO of PacTrust Bank • CEO of Beach Business Bank	30+	6
Lynn Hopkins	Chief Financial Officer	• CFO of Commercial Bank of California • Chief Accounting Officer of PacWest Bancorp	25+	Started in Sep. 2018
Gene May	Chief Credit Officer	Various management positions at: • Torrey Pines Bank • Pacific Western Bank • First Pacific Bancorp	30+	8
Yolanda Su	Chief Operations Administrator	• Part of original founding team of First Choice Bank • SVP at First Continental Bank	30+	14
Khoi Dang	General Counsel	• Partner, Duane Morris, LLP • Partner, Horgan, Rosen, Beckham & Coren	13+	Started in Mar. 2019

Pacific Commerce Bancorp Acquisition

Key Highlights

- **Completed July 31, 2018**
- **Added scale that is driving operational efficiencies**
- **Expands presence in Southern California and provides growth opportunities in new markets**
- **Extends footprint to San Diego**
- **Further diversifies customer base and loan portfolio**
- **Improves FCB's ability to compete for customers and banking talent**
- **Core system conversion completed in September 2018**

Financial Impact

- **Approximately 14.8% EPS accretion in 2019 (first full year of cost savings)**
- **TBV per share dilution payback period of 3.3 years (crossover method)**
- **PCB provided strong base of low-cost funding (approximately 55% non-interest bearing deposits)**
- **Provided excess liquidity that lowered loan-to-deposit ratio and provided funding for future loan growth**

Branch Overview


Hesperia
Angeles National Forest
San Bernardino
Riverside
Long Beach
Irvine
Temecula
Catalina Island Essential Fish Habitat...
Carlsbad
Chula Vista
Tijuana

Major Lines of Business

	Size (as of 3/31/19)	Customer and Market Focus/Portfolio Data
Commercial Real Estate	▪ $382 million investor-owned ▪ $187 million owner-occupied	▪ Well-diversified portfolio across property types ▪ Strong niche in hospitality; BOD serves as significant source of referrals ▪ Avg. yield of 6.45%. No non-performing CRE Loans at 3/31/19.
Commercial and Industrial	▪ $307 million	▪ Well diversified portfolio across customer types from manufacturers to distributors and professionals ▪ Avg. yield of 6.13%; NPL/Total C&I Loans of 0.03% at 3/31/19.
Construction and Land	▪ $163 million construction ▪ $23 million land	▪ Residential construction primarily related to coastal properties where valuations are supported by supply constraints and strong demand ▪ Prime-based loans with maturities of less than three years ▪ Avg. yield of 7.57%. No non-performing Construction Loans at 3/31/19.
SBA	▪ $157 million	▪ Preferred SBA Lender; new funding of $10.6 million during 1Q19. ▪ All loan officers originate SBA loans ▪ Average gain-on-sale margin of 5.12% in 1Q19 ▪ Avg. yield of 7.60%; NPL/SBA Loans of 1.01% at 3/31/19

Major Lines of Business

	Size (as of 3/31/19)	Customer and Market Focus/Portfolio Data
Commercial Real Estate	▪ $382 million investor-owned ▪ $187 million owner-occupied	▪ Well-diversified portfolio across property types ▪ Strong niche in hospitality; BOD serves as significant source of referrals ▪ Avg. yield of 6.45%. No non-performing CRE Loans at 3/31/19.
Commercial and Industrial	▪ $307 million	▪ Well diversified portfolio across customer types from manufacturers to distributors and professionals ▪ Avg. yield of 6.13%; NPL/Total C&I Loans of 0.03% at 3/31/19.
Construction and Land	▪ $163 million construction ▪ $23 million land	▪ Residential construction primarily related to coastal properties where valuations are supported by supply constraints and strong demand ▪ Prime-based loans with maturities of less than three years ▪ Avg. yield of 7.57%. No non-performing Construction Loans at 3/31/19.
SBA	▪ $157 million	▪ Preferred SBA Lender; new funding of $10.6 million during 1Q19. ▪ All loan officers originate SBA loans ▪ Average gain-on-sale margin of 5.12% in 1Q19 ▪ Avg. yield of 7.60%; NPL/SBA Loans of 1.01% at 3/31/19

Track Record of Solid Profitability

Addition of PCB positively impacting ROAA and ROAE



Adjusted Return on Average Assets
2.0%
1.5%
1.0%
0.5%
1.02%
0.83%
1.62%
1.84%
Annualized
2016 2
2017
2018 1
1Q19



Adjusted Return on Average Shareholders' Equity
12.0%
10.0%
8.0%
6.0%
4.0%
8.57%
6.96%
11.51%
11.30%
Annualized
2016 2
2017
2018 1
1Q19

1. FY 2018 excludes merger, integration and public company registration expenses; see non-GAAP reconciliation in the appendix.
2. Represents First Choice Bank for 2016. First Choice Bank became a wholly-owned subsidiary of First Choice Bancorp as of the close of business on December 21, 2017.

Strong Organic Loan Growth



Total Loans[1]
Organic
Acquisitions
($ in millions)
$1,500
$1,200
$900
$600
$300
14.0% Organic CAGR
PCB Acquisition
$512
$669
$704
$752
$879
$400
$1,292
12/31/2014[2]
12/31/2015[2]
12/31/2016[2]
12/31/2017
12/31/2018
3/31/2019

1. Total loans include loans held for sale, and total loans held for investment net of net discounts and deferred fees.
2. Represents First Choice Bank for 2014, 2015 and 2016. First Choice Bank became a wholly-owned subsidiary of First Choice Bancorp as of the close of business on December 21, 2017.

Well-Diversified Loan Portfolio


Total loans held for investment of $1.27 billion
At March 31, 2019
SBA
12%
Construction and Land Development
15%
Residential Real Estate
4%
C&I
24%
CRE - Owner-Occupied
15%
CRE - Investor
30%

First Choice Bancorp

Deposit Growth



Total Deposits
Organic
Acquisitions
($ in millions)
$1,500
$1,200
$900
$600
$300
7.9% Organic CAGR
PCB Acquisition
$475
$536
$709
$757
$773
$777
$1,215
12/31/2014 1
12/31/2015 1
12/31/2016 1
12/31/2017
12/31/2018
3/31/2019

1. Represents First Choice Bank for 2014, 2015 and 2016. First Choice Bank became a wholly-owned subsidiary of First Choice Bancorp as of the close of business on December 21, 2017.

Attractive Deposit Mix

Non-Interest Bearing Deposits have increased to 44% of total deposits following PCB acquisition



Noninterest-bearing demand
Money market, interest checking and savings
Time deposits
Cost of deposits
($ in millions)
1,400
1,200
1,000
800
600
400
200
-
1.10%
1.00%
0.90%
0.80%
0.70%
0.60%
0.50%
PCB acquisition added $475 million
$773
21.3%
48.2%
30.5%
$759
27.5%
46.5%
26.0%
$785
29.8%
43.3%
27.0%
$1,307
19.7%
38.0%
42.3%
$1,252
19.2%
37.1%
43.7%
$1,215
21.1%
34.8%
44.1%
4Q17
1Q18
2Q18
3Q18
4Q18
1Q19

First Choice Bancorp

Improving Efficiencies

Noninterest Expense and Adjusted Efficiency Ratio [1]



($ in millions)
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
$0.4
$0.4
$3.8
$0.9
62.3%
51.4%
51.9%
47.3%
50.2%
1Q18
2Q18
3Q18
4Q18
1Q19
Adjustments to Noninterest Expense
Noninterest Expense ex. Adjustments
Adjusted Efficiency Ratio
Efficiency Ratio

- **Increasing scale driving improved efficiencies**
- **Impact of PCB acquisition driving further improvement in efficiency ratio**

1. See non-GAAP reconciliation in the Appendix

Higher Loan Yields Driving Increase in NIM

Addition of PCB reducing deposit costs and further enhancing net interest margin



7%
6%
5%
4%
3%
2%
1%
0%
5.56%
6.17%
6.32%
6.49%
6.62%
4.38%
4.73%
4.97%
5.34%
5.50%
0.79%
0.98%
0.81%
0.75%
0.75% 1
1Q18
2Q18
3Q18
4Q18
1Q19
Average Loan Yield
Net interest Margin
Cost of Deposits

1. *Spot rate cost of interest bearing deposits was 1.48%, and all-in cost of deposits was 0.82% at March 31, 2019*

Solid Net Interest Margin


5.75%
5.50%
5.25%
5.00%
4.75%
4.50%
4.25%
4.00%
4.35%
0.16%
4.19%
4.38%
0.01%
4.37%
4.73%
0.41%
4.32%
4.97%
0.37%
4.60%
5.34%
0.46%
4.88%
5.50%
0.38%
5.12%
4Q17
1Q18
2Q18
3Q18
4Q18
1Q19
Core net interest margin
NIM attributed to non core items 1
All-in net interest margin

1. Scheduled and accelerated discount accretion, prepayment penalties on loans and special dividend income

Attractive, Low-Cost Funding Base



Cost of Funds
1Q19
1.50%
1.30%
1.10%
0.90%
0.70%
0.50%
0.85%
1.09%
1.20%
1.44%
First Choice Bank
SoCal Mainstream Banks 1, 2
All SoCal Banks 1
SoCal Asian-American Banks 1

1. Represents banks headquartered in Los Angeles, Orange, Ventura, San Bernardino, Riverside and San Diego counties
2. Mainstream banks represent non-ethnic focused banks

Source: S&P Global Market Intelligence

Strong Asset Quality


NPAs/Total Assets
0.60%
0.40%
0.20%
0.00%
0.39%
0.20%
0.11%
0.10%
12/31/2016 1
12/31/2017
12/31/2018
3/31/2019


NCOs/Average Loans
0.30%
0.10%
-0.10%
0.23%
0.24%
0.10%
-0.01%
2016 1
2017
2018
1Q19

1. Represents First Choice Bank for 2016. First Choice Bank became a wholly-owned subsidiary of First Choice Bancorp as of the close of business on December 21, 2017.

First Choice Bancorp

Outlook and Financial Targets

- **Near-Term Priorities**
  - **Fully realize projected cost savings from PCB acquisition**
  - **Continue generating solid organic balance sheet growth**
  - **Expand lending relationships with PCB customers**
  - **Deepen presence in Southern California markets**

- **Long-Term Goals**
  - **Generate annual organic balance sheet growth of 10%**
  - **Maintain ROAA of >1.50% and achieve ROAE of 12%**
  - **Supplement organic growth with additional acquisitions that provide compelling strategic and financial rationale**

Contact Information

NAME	TITLE & CONTACT	
Robert M. Franko 	**First Choice Bancorp** *President & Chief Executive Officer*	
	Address:	17785 Center Court Drive Suite 750 Cerritos, CA 90703
	Telephone:	(562) 345-9241
	Email:	Rfranko@FirstChoiceBankCA.com
Lynn M. Hopkins 	**First Choice Bancorp** *Executive Vice President & Chief Financial Officer*	
	Address:	17785 Center Court Drive Suite 750 Cerritos, CA 90703
	Telephone:	(562) 263-8327
	Email:	Lhopkins@FirstChoiceBankCA.com



Corporate Headquarters:
17785 Center Court Drive, Suite 750
Cerritos, CA 90703
Telephone: (562) 345-9092

Website: www.firstchoicebankca.com

Appendix

Use of Non-GAAP Financial Measures. This presentation contains certain non-GAAP financial measures in addition to results presented in accordance with GAAP. The Company uses certain non-GAAP financial measures to provide meaningful supplemental information regarding the Company's operational performance to enhance investors' overall understanding of such financial performance, permit investors to effectively analyze financial trends of our business activities, and enhance comparability with peers across the financial services sector. These non-GAAP financial measures are not a substitute for GAAP measures and should be read in conjunction with the Company’s GAAP financial information. A reconciliation of non-GAAP financial measures to GAAP measures is included in the following slides.

Non-GAAP Reconciliation

Adjusted Net Income Reconciliation and Performance Metrics

	FY 2017 (restated [1])	FY 2018	1Q 2019
Net income	$ 7,354	$ 15,130	$ 7,008
Add: After-tax merger, integration and public company registration costs [2]	-	4,029	-
Adjusted net income excluding merger, integration and public company registration costs	$ 7,354	$ 19,159	$ 7,008
Average assets	$ 884,430	$ 1,184,309	$ 1,523,257
Return on average assets	0.83%	1.28%	1.84%
Adjusted return on average assets	0.83%	1.62%	1.84%
Average shareholders' equity	$ 105,632	$ 166,474	$ 248,168
Less: Average intangible assets	-	33,575	79,928
Average tangible common equity	$ 105,632	$ 132,899	$ 168,240
Return on average shareholders' equity	6.96%	9.09%	11.30%
Adjusted return on average shareholders' equity	6.96%	11.51%	11.30%
Return on average tangible common equity	6.96%	11.38%	16.66%
Adjusted return on average tangible common equity	6.96%	14.42%	16.66%

1. Certain amounts have been restated as explained in detail in the Company's joint proxy statement/prospectus filed with the United States Securities and Exchange Commission on May 2, 2018 pursuant to Rule 424(b)(3).
2. After-tax merger, integration and public company registration costs include estimated non-deductible costs

Non-GAAP Reconciliation

Tangible Common Equity Ratio and Tangible Book Value Per Share

	As of		
	December 31, 2017 (restated [1])	December 31, 2018	March 31, 2019
Shareholders' equity	$ 105,694	$ 248,069	$ 248,135
Less: Intangible assets	-	80,001	79,805
Tangible common equity	$ 105,694	$ 168,068	$ 168,330
Total assets	$ 903,795	$ 1,622,501	$ 1,649,759
Less: Intangible assets	-	80,001	79,805
Tangible assets	$ 903,795	$ 1,542,500	$ 1,569,954
Equity to asset ratio	11.69%	15.29%	15.04%
Tangible common equity ratio	11.69%	10.90%	10.72%
Book value per share	$ 14.56	$ 21.16	$ 21.30
Tangible book value per share	$ 14.56	$ 14.33	$ 14.45
Shares outstanding	7,260,119	11,726,074	11,650,020

1. Certain amounts have been restated as explained in detail in the Company's joint proxy statement/prospectus filed with the United States Securities and Exchange Commission on May 2, 2018 pursuant to Rule 424(b)(3).

Non-GAAP Reconciliation

Adjusted Efficiency Ratio

	For the quarter ended					
	December 31, 2017 (restated [1])	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018	March 31, 2019
Noninterest expense (numerator)	$ 6,500	$ 6,677	$ 6,317	$ 12,365	$ 10,833	$ 10,700
Less: merger, integration and public company registration costs	-	374	356	3,797	859	-
Noninterest expense without merger, integration and public company registration costs (numerator)	$ 6,500	$ 6,303	$ 5,961	$ 8,568	$ 9,974	$ 10,700
Net interest income	$ 9,807	$ 9,552	$ 10,819	$ 15,796	$ 19,502	$ 19,192
Plus: Noninterest income	935	563	779	705	1,563	2,122
Total net interest income and noninterest income (denominator)	$ 10,742	$ 10,115	$ 11,598	$ 16,501	$ 21,065	$ 21,314
Efficiency ratio	60.5%	66.0%	54.5%	74.9%	51.4%	50.2%
Adjusted efficiency ratio without merger, integration and public company registration costs	60.5%	62.3%	51.4%	51.9%	47.3%	50.2%

1. Certain amounts have been restated as explained in detail in the Company's joint proxy statement/prospectus filed with the United States Securities and Exchange Commission on May 2, 2018 pursuant to Rule 424(b)(3).